Exhibit 99.(j)(2)

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Francis, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse High Income Fund, a series of the Credit Suisse Opportunity Funds, post-effective amendment number 28 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of February, 2007.

/s/ Richard H. Francis
Richard H. Francis

KNOW ALL MEN BY THESE PRESENTS, that I, Steven N. Rappaport, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse High Income Fund, a series of the Credit Suisse Opportunity Funds, post-effective amendment number 28 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of February, 2007.

/s/ Steven N. Rappaport
Steven N. Rappaport

KNOW ALL MEN BY THESE PRESENTS, that I, Enrique R. Arzac, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse High Income Fund, a series of the Credit Suisse Opportunity Funds, post-effective amendment number 28 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of February, 2007.

/s/ Enrique R. Arzac
Enrique R. Arzac

KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey E. Garten, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse High Income Fund, a series of the Credit Suisse Opportunity Funds, post-effective amendment number 28 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of February, 2007.

/s/ Jeffrey E. Garten
Jeffrey E. Garten

KNOW ALL MEN BY THESE PRESENTS, that I, Peter F. Krogh, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse High Income Fund, a series of the Credit Suisse Opportunity Funds, post-effective amendment number 28 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of February, 2007.

/s/ Peter F. Krogh
Peter F. Krogh

KNOW ALL MEN BY THESE PRESENTS, that I, Michael E. Kenneally, hereby make, constitute and appoint each of J. Kevin Gao and Michael A. Pignataro, with full power to act without the other, as my agent and attorney-in-fact for the purpose of executing in my name, in my capacity as a Trustee of Credit Suisse High Income Fund, a series of the Credit Suisse Opportunity Funds, post-effective amendment number 28 to the registration statements on Form N-1A, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 14th day of February, 2007.

/s/ Michael E. Kenneally
Michael E. Kenneally